EXECUTION COPY

AMENDMENT REG AB TO
FLOW MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING AGREEMENT

This is Amendment Reg AB, dated as of January 1, 2006 (this “Amendment”) to the Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May I, 2004, as amended by that certain Amendment No.  1, dated as of January 1, 2005, by and among J.P.  Morgan Mortgage Acquisition Corp., Chase Home Finance, LLC and JPMorgan Chase Bank, National Association (the “Agreement”), by and among J.P.  MORGAN MORTGAGE ACQUISITION CORP., a Delaware corporation, as purchaser (the “Purchaser”), CHASE HOME FINANCE LLC, a Delaware limited liability company, as seller (“CHF” or the “Seller”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, as servicer (the “Servicer”).

WHEREAS, the Seller has sold certain mortgage loans to the Purchaser pursuant to the terms of the Agreement;

WHEREAS, the Seller intends to sell and the Purchaser intends to purchase certain additional mortgage loans pursuant to the terms of the Agreement; and

WHEREAS, the parties to the Agreement desire to make the amendments to the Agreement set forth below in order to allow for the purchase of certain additional mortgage loans pursuant to the terms of the Agreement.

In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other party:

ARTICLE I
Definitions

SECTION 1.01.  Cross Reference to Definitions in Agreement.  Capitalized terms used in this Amendment and not defined herein or amended by the terms of this Amendment shall have the meaning assigned to such terms in the Agreement.

ARTICLE II
Amendments to the Agreement

SECTION 2.01.  Section 1.01 (Defined Terms) of the Agreement is hereby amended, effective as of the date hereof for Mortgage Loans purchased by the Purchaser pursuant to the Agreement prior to the date hereof or hereafter, by:

(a)

deleting in its entirety the definition of “Subservicer”; and

(b)

adding the following definitions thereto in their proper alphabetical order:

Commission: The United States Securities and Exchange Commission.

Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Qualified Correspondent: Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller (“Designated Guidelines”) or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller’s own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller.

Reconstitution: Any Securitization Transaction, Agency Transfer, Pass-Through Transfer or Whole Loan Transfer.

Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R.  §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No.  33-8518, 70 Fed.  Reg.  1,506, 1,531 (Jan.  7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Securities Act: The Securities Act of 1933, as amended.

Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Seller Information: As defined in Section 11.05(a).

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time with the reasonable consent of any Depositor and any other Person signing the Sarbanes Certification with respect to any securitization, for which the Seller is responsible in its capacity as servicer as identified on Exhibit N hereto.

Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans as detel mined by and under the direction or authority of the Seller or a Subservicer.

Subservicer: Any Person that services Mortgage Loans on behalf of the Seller or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Seller under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.  Any Subservicer shall meet the qualifications set forth in Section 4.01.

Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Seller.

Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

SECTION 2.02.  Section 4.01 (Seller to Act as Servicer) of the Agreement is hereby amended, effective as of the date hereof for Mortgage Loans purchased by the Purchaser pursuant to the Agreement prior to the date hereof or hereafter, by:

(a)

Adding “(a)” immediately prior to the first sentence of the first paragraph of such Section 4.01; and

(b)

Adding to the end of such Section 4.01 the following in its entirety:

(b)

Notwithstanding anything in this Agreement to the contrary.  the Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of Section 4.01(b)(i).  The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of Section 4.01(b)(ii).

(i)

It shall not be necessary for the Servicer to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subservicer.  The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 6.04(a), 6.04(b), 11.03, 11.04(c) and (e), and 11.05 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 11.04(d) and (f) of this Agreement.  The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 6.04(a), any assessment of compliance and attestation required to be delivered by such Subservicer under Section 6.04(b) and any back-up certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 6.04(b) as and when required to be delivered.

(ii)

It shall not be necessary for the Servicer to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor.  The Servicer shall promptly upon request provide to the Purchaser, any Master Servicer and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description of (i) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (ii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (i) of this paragraph.

As a condition to the utilization of any Subcontractor determined by the Servicer to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 6.04(b) and 11.05 of this Agreement to the same extent as if such Subcontractor were the Servicer.  The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subcontractor under Section 6.04(b), in each case as and when required to be delivered.

SECTION 2.03.  Section 6.04 (Annual Statement as to Compliance) of the Agreement is hereby amended, effective as of the date hereof for Mortgage Loans purchased by the Purchaser pursuant to the Agreement prior to the date hereof or hereafter, by deleting such Section 6.04 in its entirety and replacing it with the following:

Section 6.04 Annual Statement as to Compliance

(a)

On or before March I of each calendar year, commencing in 2007, the Servicer shall deliver to the Purchaser, any Master Servicer and any Depositor a statement of compliance addressed to the Purchaser, any Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

(b)

On or before March 1 of each calendar year, commencing in 2007, the Servicer shall:

(i)

deliver to the Purchaser, any Master Servicer and any Depositor a report regarding the
Servieer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit M hereto delivered to the Purchaser concurrently with the execution of this Agreement;

(ii)

deliver to the Purchaser, any Master Servicer and any Depositor a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)

cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Section 4.01(b)(ii) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser, any Master Servicer and any Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (b) and (c) of this Section; and

(iv)

deliver (and cause each Subservicer and Subcontractor described in clause (iii) above to deliver) to the Purchaser, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a back-up certification signed by the appropriate officer of the Seller in the form attached hereto as Exhibit L.

The Servicer acknowledges that the parties identified in clause (b)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.  None of the Purchaser, any Depositor or any Master Servicer will request delivery of a certification under clause (b)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

(c)

Each assessment of compliance provided by a Subservicer pursuant to Section 6.04(b)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit N hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment.  An assessment of compliance provided by a Subcontractor pursuant to Section 6.04(b)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 4.01(b).

(d)

It is acknowledged and agreed that each Master Servicer and the Sarbanes Certifying Party shall be an express third party beneficiary of the provisions of this Section 6.04, and shall be entitled independently to enforce the provisions of this Section 6.04 with respect to any obligations owed to such entity as if it were a direct party to this Agreement.

SECTION 2.04 Section 6.07 (Annual Officer’s Certificate) of the Agreement shall be deleted in its entirety.

SECTION 2.05 The following sections shall be inserted in their entirety immediately following Section 11.01 of the Agreement:

Section 11.02.  Intent of the Parties; Reasonableness.

The parties hereto acknowledge and agree that the purpose of Sections 4.01(b), 6.04 and 11.02 through 11.05 of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.

Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Seller acknowledges that investors in privately offered securities may require that the Purchaser, any Master Servicer or any Depositor provide comparable disclosure in unregistered offerings.  References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Seller acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection with any Securitization Transaction where the Seller is an originator of the related Mortgage Loans, the Seller agrees to cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any statements, reports, certifications, records and any other information necessary in the good faith determination of the Seller, any Master Servicer and the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Seller, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Seller and the Purchaser or any Depositor to be necessary in order to effect such compliance.

The Purchaser (including any of its assignees or designees) shall cooperate with the Seller by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser’s reasonable judgment, to comply with Regulation AB.  The parties hereto acknowledge and agree that, in connection with a Securitization Transaction, (i) no party shall file with the Commission any report contemplated by Item 1122 of Regulation AB with respect to the Seller, the Servicer, any Subservicer or any Subcontractor if such entity’s activities relate to five percent (5%) or less of the asset pool of such Securitization Transaction, and (ii) no party shall file with the Commission any servicer compliance statement contemplated by Item 1123 of Regulation AB with respect to the Seller, the Servicer, any Subservicer or any Subcontractor if such entity’s activities relate to less than ten percent (10%) of the asset pool of such Securitization Transaction.

Section 11.03.  Additional Representations and Warranties of the Seller.

(a)

In connection with any Securitization Transaction where the Seller is an originator of the related Mortgage Loans, the Seller shall be deemed to represent to the Purchaser, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section 11.04 that, except as disclosed in writing to the Purchaser, such Master Servicer or such Depositor prior to such date: (i) the Seller is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Seller; (ii) the Seller has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Seller as servicer has been disclosed or reported by the Seller; (iv) no material changes to the Seller’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Seller’s financial condition that could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Seller or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Seller or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

(b)

If so requested by the Purchaser, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section 11.04, the Seller shall use its best efforts to confirm in writing within five (5) Business Days following such request, but in no event later than ten (10) Business Days following such request, the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Section 11.04.  Information to Be Provided by the Seller.

In connection with any Securitization Transaction where the Seller is an originator of the related Mortgage Loans, the Seller shall (i) use its best efforts to provide within five (5) Business Days following request by the Purchaser or any Depositor, but in no event later than ten (10) Business Days following such request, to the Purchaser and such Depositor (or, as applicable, request that each Third-Party Originator and each Subservicer provide), in form and substance which is compliant with the requirements of Regulation AB, the information and materials specified in paragraphs (a), (b), (c), (fj and (g) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Seller, provide to the Purchaser and any Depositor (in form and substance which is compliant with the requirements of Regulation AB) the information specified in paragraph (d) of this Section; provided, the parties hereto agree to negotiate in good faith from time to time in order to determine the disclosures, deliveries or notifications to be provided pursuant to paragraphs (a), (b), (c), (d), (f) and (g).

(a)

In connection with any Securitization Transaction where the Seller is an originator of the related Mortgage Loans, if so requested by the Purchaser, any Master Servicer or any Depositor, and agreed to by the Seller, the Seller shall provide such information regarding (i) the Seller, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as reasonably determined by the Purchaser and any Depositor to be required for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1 119 of Regulation AB.  Such information shall include, at a minimum:

(A)

the originator’s form of organization;

(B)

a description of the originator’s origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator’s experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator’s origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators’ credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request and agreed to by the Seller and reasonably determined by the Purchaser and any Depositor to be required for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

(C)

a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Seller, each Third-Party Originator and each Subservicer; and

(D)

a description of any affiliation or relationship between the Seller, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Seller by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

(1)

the sponsor;

(2)

the depositor;

(3)

the issuing entity;

(4)

any servicer;

(5)

any trustee;

(6)

any originator;

(7)

any significant obligor;

(8)

any enhancement or support provider; and

(9)

any other material transaction party.

(b)

In connection with any Securitization Transaction where the Seller is an originator of the related Mortgage Loans, if so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, request that each Third-Party Originator provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Seller, if the Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), andlor (ii) each Third-Party Originator.  Such Static Pool Information shall be prepared by the Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB.  To the extent that there is reasonably available to the Seller (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph.  The content of such Static Pool Information may be in the form customarily provided by the Seller, and need not be customized for the Purchaser or any Depositor.  Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool.  The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference.  The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Seller shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Infoiination was previously provided to such party by the Seller.

In connection with any Securitization Transaction where the Seller is an originator of the related Mortgage Loans, if so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, request that each Third-Party Originator provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Seller’s or Third-Party Originator’s originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request.  Such letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction.  Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

(c)

If so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding the Seller, as servicer of the Mortgage Loans, and each Subservicer (each of the Seller and each Subservicer, for purposes of this paragraph, a “Servicer”), as is reasonably requested for the purpose of compliance with Item 1108 of Regulation AR Such information shall include, at a minimum:

(A)

the Servicer’s form of organization;

(B)

a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer’s experience in servicing assets of any type as well as a more detailed discussion of the Servieer’s experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer’s portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

(1)

whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(2)

the extent of outsourcing the Servicer utilizes;

(3)

whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

(4)

whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(5)

such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(C)

a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

(D)

information regarding the Servicer’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement;

(E)

information regarding advances made by the Servicer on the Mortgage Loans and the Servicer’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(F)

a description of the Servicer’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

(G)

a description of the Servicer’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

(H)

information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

(d)

In connection with any Securitization Transaction and for the purpose of satisfying the reporting obligations under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Subservicer to) (i) as promptly as practicable notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Seller or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller or any Subservicer with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Seller and (E) the Seller’s entry into any agreement with a Subservicer (which Subservicer is determined by the Seller to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB) to perform or assist in the performance of any of the Seller’s obligations under this Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

(e)

As a condition to the succession to the Seller or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Seller or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Seller or any Subservicer, the Seller shall provide to the Purchaser and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) all information (in form and substance which is compliant with Regulation AB and subject to the good faith negotiations of the parties hereto) reasonably requested by the Purchaser or any Depositor and agreed to by the Seller in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(f)

In addition to such information as the Seller, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Seller or any Subservicer, the Seller or such Subservicer, as applicable, shall, to the extent the Seller or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provision of Regulation AB reference below):

(i)

any material modifications, extensions or waivers of the terms, fees, penalties or payments of pool assets serviced under this Agreement during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii)

material breaches of representations or warranties or transaction covenants relating to pool assets serviced under this Agreement (Item 1121(a)(12) of Regulation AB); and

(iii)

information regarding new asset-backed securities issuances backed by the same pool assets serviced under this Agreement, any changes to pool assets serviced under this Agreement (such as additions, substitutions or repurchases) and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets serviced under this Agreement (Item 1121(a)(14) of Regulation AB).

(g)

The Seller shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Seller or any Subservicer or the Seller or Subservicer’s performance hereunder and which information is available to the Seller and necessary for compliance with Regulation AB.

Section 11.05.  Indemnification: Remedies.

(a)

The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer, if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain solely and directly arising out of or based upon:

(i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants’ letter or other material provided in written or electronic fotni under any of Sections 4.01(b), 6.04 and 11.02 through 11.05 of this Agreement, as applicable, by or on behalf of the Seller or the Servicer, as applicable, or provided under any of Sections 4.01(b), 6.04 and 11.02 through 11.05 of this Agreement, as applicable, by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the “Seller Information”), or (B) the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

(ii)

any breach by the Seller of its obligations under this Section 11.05, including particularly any failure by the Seller, the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under any of Sections 4.01(b), 6.04 and 11.02 through 11.05 of this Agreement, as applicable, including any failure by the Seller to identify pursuant to Section 4.01(b)(ii) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB;

(iii)

any breach by the Seller of a representation or warranty set forth in Section 11.03(a) or in a writing furnished pursuant to Section 11.03(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 11.03(b) to the extent made as of a date subsequent to such closing date; or

(iv)

the gross negligence of the Seller in connection with its performance under Sections 4.01(b), 6.04 and 11.02 through 11.05 of this Agreement.

If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.

In the case of any failure of performance described in clause (a)(ii) of this Section, the Seller or the Servicer, as applicable, shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator.

This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

(b) (i) Any failure by the Seller, the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under any of Sections 4.01(b), 6.04 and I L02 through 11.05 of this Agreement, as applicable, or any breach by the Seller of a representation or warranty set forth in

Section 11.03(a) or in a writing furnished pursuant to Section 11.03(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 11.03(b) to the extent made as of a date subsequent to such closing date, which failure or breach continues unremedied for a period of ten (10) calendar days after the date on which written notice of such failure, requiring the same to have been remedied, shall have been given to the Seller or the Servicer, as applicable, by the Purchaser or Depositor, shall constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement pursuant to this Agreement or any applicable Reconstitution Agreement; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

(ii)

Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 4.01(b), 6.04(a) or 6.04(b), including (except as provided below) any failure by the Servicer to identify pursuant to Section 4.01(b)(ii) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, which failure continues unremedied for a period of ten (10) calendar days after the date on which written notice of such failure, requiring the same to have been remedied, shall have been given to the Servicer by the Purchaser or Depositor, shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement pursuant to the terms of this Agreement or any applicable Reconstitution Agreement; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Servicer pursuant to this subparagraph (b)(ii) if a failure of the Servicer to identify a Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

Notwithstanding the provisions set forth in this Agreement, neither the Seller nor the Servicer shall be obligated to provide any indemnification or reimbursement hereunder to any of the parties described in Section 11.05(a) or any other party for any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain which are indirect, consequential, punitive or special in nature.

SECTION 2.06.  The Agreement is hereby further amended by replacing, in its entirety, Exhibit L to the Agreement with Attachment 1 to this Amendment and by incorporating Attachment 2 and Attachment 3 to this Amendment as Exhibit M and Exhibit N to the Agreement, respectively.

Miscellaneous

SECTION 3.01.  Counterparts.  This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 3.02.  Headings.  The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation or any provision hereof.

SECTION 3.03.  Agreement in Full Force and Effect as Amended.  Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.  All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement as amended by this Amendment.  This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

SECTION 3.04.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS.

SECTION 3.05.  Third Party Beneficiary.  For purposes of this Amendment and any related provisions hereto, each Master Servicer shall be considered a third-party beneficiary of the Agreement, entitled to all the rights and benefits hereof as if it were a direct party to the Agreement.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION CORP.  (Purchaser)

By: /s/ Brian L. Simons___________

Name:  Brian L. Simons___________

Title:  Vice President______________

CHASE HOME FINANCE LLC

(Seller)

By: _____________________________

Name:

Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

(Servicer)

By: _____________________________

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION CORP.  (Purchaser)

By: __________________________

Name:  _______________________

Title:  ________________________

CHASE HOME FINANCE LLC

(Seller)

By:  /s/ Bruce J. Friedman_____________

Name: Bruce J. Friedman

Title:  Senior Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

(Servicer)

By:  /s/ Bruce J. Friedman_____________

Name:  Bruce J. Friedman

Title:  Senior Vice President

ATTACHMENT I
EXHIBIT L
FORM OF ANNUAL CERTIFICATION

Re:

The [

] agreement dated as of [ I, 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

The Servicer certifies to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

The Servicer has reviewed the servicer compliance statement provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the “Servicer Servicing Information”);

(2)

Based on the Servicer’s knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Infoiiuation;

(3)

Based on the Servicer’s knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

(4)

Based upon the Servicer’s knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer].  Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer].  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: _____________________

By: ______________________

Name:

Title:

ATTACHMENT 2

EXHIBIT M

FORM OF CERTIFICATION AS TO ASSESSMENT OF COMPLIANCE

Re:

The Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May 1, 2004, as amended (the “Agreement”), between J.P.  Morgan Mortgage Acquisition Corp., as purchaser, and Chase Manhattan Mortgage Corporation, as seller and servicer.

I,[__________________], the[____________________] of [SELLER][SUBSERVICER] (the “Company”), certify to [the Purchaser] and [the Depositor], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I am responsible for assessing the Servicing Criteria (set forth in Item 1122(d) of Regulation AB and identified in the table below) applicable to the Company;

(2)

The Servicing Criteria were used to assess the Company’s compliance with the Servicing Criteria applicable to the Company;

(3)

As of December 31, [INSERT IMMEDIATELY PRECEDING YEAR] and for the period covered by the preceding calendar year, the Company is in compliance with the Servicing Criteria applicable to the Company.  [DISCLOSE EXCEPTIONS TO COMPLIANCE]; [and]

(4)

A registered public accounting firm has issued an attestation report on the Company’s compliance with the applicable Servicing Criteria as of December 31, [INSERT IMMEDIATELY PRECEDING YEAR], and for the period covered by the preceding calendar year[.][; and]

[(5)

Based on the Company’s activities performed with respect to asset-backed securities transactions taken as a whole involving the Company that are backed by the same asset type as the Mortgage Loans, the following Servicing Criteria are not applicable to the Company: [LIST INAPPLICABLE SERVICING CRITERIA, IF ANY].]

All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

[NAME OF SELLER] [NAME OF SUBSERVICER]

Date:  ________________________

By: ___________________________
Name:
Title:

ATTACHMENT 3
EXHIBIT N
SERVICING CRITERIA

JPMCB

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
11 22(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	✓
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	✓
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	✓
1122(d)(1)(iv)1

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

✓
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1 1 22(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1 122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.  For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1 122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access,
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

-
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable

Commission requirements.  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	✓
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	✓
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	✓
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)i

Changes with respect to the terms or status of an obligor’s mortgage loans

(e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.

Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls,

letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts):

(A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

Payments made on behalf of an obligor (such as tax or insurance payments)

are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

Any external enhancement or other support, identified in Item 1114(a)(1)

through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

1122(d)(4)(xi)

1122(d)(4)(xii)

1122(d)(4)(xiii)

1122(d)(4)(xiv)

1122(d)(4)(xv)

CHF

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	✓
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	✓
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	✓
-I 1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

✓
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

✓
11 22(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	✓
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

✓
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

✓
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.  For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

✓
1122(d)(2)(vi)

Unissued checks are safeguarded so as to prevent unauthorized access.

Reconciliations are prepared on a monthly basis for ail asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

✓
1122(d)(2)(vii)		✓
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable

Commission requirements.  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements,

Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

1122(d)(3)(iii)

1122(d)(3)(iv)
Pool Asset Administration
1 122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	✓
1122(d)(4)(iy)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

✓
1122(d)(4)(v)

The Servicer’s records regarding the mortgage loans agree with the

Servicer’s records with respect to an obligor’s unpaid principal balance.

Changes with respect to the terms or status of an obligor’s mortgage loans

(e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

✓
1122(d)(4)(vi)		✓
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

✓
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.

Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls,

letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

✓
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	✓
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts):

(A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

✓
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments)

are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

✓
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

✓
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligors records maintained by the servicer, or such other number of days specified in the transaction agreements.

Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

Any external enhancement or other support, identified in Item 1114(a)(1)

through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

✓
1122(d)(4)(xiv)
✓
1122(d)(4)(xv)